UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 20, 2005


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number)


           DELAWARE                                              36-3449727
(State or other Jurisdiction                                  (I.R.S. Employer
       of Incorporation)                                     Identification No.)



                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)



                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

         On July 20, 2005, Northern States Financial Corporation (the "Company") announced its earnings results for the quarter ended June 30, 2005. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           NORTHERN STATES FINANCIAL CORPORATION


Date:  July 20, 2005                       By: /s/ Thomas M. Nemeth
                                               ---------------------------------
                                               Thomas M. Nemeth
                                               Vice President and Treasurer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1          Press release dated July 20, 2005.

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